Exhibit 99.1

FOR IMMEDIATE RELEASE

Ultimate Reports Q1 2012 Financial Results

•	Record Recurring Revenues of $60.9 Million, Up by 22%
•	Record Total Revenues of $78.3 Million, Up by 21%

Weston, FL, April 24, 2012 — Ultimate Software (Nasdaq: ULTI), a leading cloud provider of people management solutions, announced today its financial results for the first quarter of 2012. For the quarter ended March 31, 2012, Ultimate reported recurring revenues of $60.9 million, a 22% increase, and total revenues of $78.3 million, a 21% increase, both compared with 2011’s first quarter. GAAP net income for the first quarter of 2012 was $1.0 million, or $0.04 per diluted share, versus GAAP net income of $0.3 million, or $0.01 per diluted share, for the first quarter of 2011.

Non-GAAP net income, which excludes stock-based compensation and amortization of acquired intangible assets, was $3.7 million, or $0.13 per diluted share, for the first quarter of 2012 compared with non-GAAP net income of $2.8 million, or $0.10 per diluted share, for the first quarter of 2011. See “Use of Non-GAAP Financial Information” below.

“We had a strong first quarter for 2012 across all our key areas. Sales, activation of new customers, and recurring revenues all exceeded our expectations. This performance gives us momentum and better visibility into our full-year 2012 results while keeping us solidly on track for achieving our 2013 goals,” said Scott Scherr, CEO, president, and founder of Ultimate. “Our new Enterprise and Workplace customers continued the trend of attaching talent management products, such as our Recruitment, Onboarding, Performance Management, and Time Management, to their core purchases in significant numbers, indicating that the HR market remains motivated by a desire to unify HCM processes under one umbrella.

“We had our most successful Connections customer conference ever at the end of March this year. More than 1,200 people attended to learn about Ultimate’s strategic roadmap, industry best practices, and technology trends and to share ideas while networking with peers, analysts, and Ultimate leaders. Ninety-six percent of those who completed our satisfaction survey rated the conference as ‘excellent’ or ‘good’.”

Ultimate’s financial results teleconference will be held today, April 24, 2012, at 5:00 p.m. Eastern Time, through Vcall at http://www.investorcalendar.com/IC/CEPage.asp?ID=167836. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern Time the same day. Windows Media Player or Real Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance will be discussed during the teleconference call.

Financial Highlights

▪
Recurring revenues grew by 22% for the first quarter of 2012 compared with 2011’s first quarter. The increase was primarily attributable to revenue growth from our Software-as-a-Service (“SaaS”) offering. Recurring revenues for the first quarter of 2012 were 78% of total revenues as compared with 77% of total revenues for the same period of last year.

▪	The operating income (or operating margin), on a non-GAAP basis, for the first quarter of 2012 was $6.4 million, or 8.2%, as compared with $4.9 million, or 7.6%, for the same period last year.

▪	Ultimate’s annualized retention rate was 96% for its existing recurring revenue customer base as of March 31, 2012.

▪
The combination of cash, cash equivalents, and marketable securities was $67.0 million as of March 31, 2012, compared with $55.3 million as of December 31, 2011. Cash flows from operating activities for the quarter ended March 31, 2012 were $14.5 million, compared with $8.8 million for the same period last year.

▪	Days sales outstanding were 59 days at March 31, 2012, representing a reduction of twelve days compared with days sales outstanding at December 31, 2011.

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Financial Outlook

2012 Financial Guidance:
Ultimate provides the following financial guidance for the second quarter ending June 30, 2012, and full year 2012:

For the second quarter of 2012:
▪ Recurring revenues of approximately $64.0 million,

▪ Total revenues of approximately $79.0 million, and

▪ Operating margin, on a non-GAAP basis (discussed below), of approximately 10%.

For the year 2012:
▪ Recurring revenues to increase by approximately 25% over 2011,

▪ Total revenues to increase by approximately 23% over 2011, and

▪ Operating margin, on a non-GAAP basis (discussed below), of approximately 15%.

Operating margin expectations were determined on a non-GAAP basis using the methodologies identified under the caption “Use of Non-GAAP Financial Information” in this press release. Non-cash equity-based compensation expense for 2012 is expected to be approximately $20.0 million.

Forward-Looking Statements
Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause Ultimate’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in Ultimate’s quarterly operating results, concentration of Ultimate’s product offerings, development risks involved with new products and technologies, competition, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in Ultimate’s filings with the Securities and Exchange Commission. Ultimate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Ultimate

Ultimate is a leading cloud provider of people management solutions. Built on the belief that people are the most important ingredient of any business, Ultimate’s award-winning UltiPro delivers HR, payroll, and talent management solutions that seamlessly connect people with the information and resources they need to work more effectively. Founded in 1990, the company is headquartered in Weston, Florida and has more than 1,400 professionals focused on developing the highest quality solutions and services. In 2012, Ultimate was ranked #25 on FORTUNE’S “100 Best Companies to Work For” list. Ultimate has more than 2,300 customers with employees in 115 countries, including Adobe Systems Incorporated, The Container Store, Culligan International, Major League Baseball, The New York Yankees Baseball Team, and Ruth’s Chris Steak House. More information on Ultimate’s products and services for people management can be found at www.ultimatesoftware.com.

UltiPro is a registered trademark of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact:                      Mitchell K. Dauerman
Chief Financial Officer and Investor Relations
Phone: 954-331-7369
Email: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)

	For the Three Months
	Ended March 31,
	2012	2011
Revenues:
Recurring	$60,873	$49,948
Services	17,024	13,729
License	384	828
Total revenues	78,281	64,505
Cost of revenues:
Recurring	19,104	14,693
Services	16,523	13,929
License	88	173
Total cost of revenues	35,715	28,795
Gross profit	42,566	35,710
Operating expenses:
Sales and marketing	18,637	17,123
Research and development	15,696	11,967
General and administrative	6,145	5,613
Total operating expenses	40,478	34,703
Operating income	2,088	1,007
Other (expense) income:
Interest and other expense	(75)	(158)
Other income, net	13	34
Total other (expense) income, net	(62)	(124)
Income before income taxes	2,026	883
Provision for income taxes	(1,002)	(555)
Net income	$1,024	$328

Net income per share:
Basic	$0.04	$0.01
Diluted	$0.04	$0.01

Weighted average shares outstanding:
Basic	26,394	25,594
Diluted	28,073	27,724

The following table sets forth the stock-based compensation expense resulting from stock-based arrangements (excluding the income tax effect, or “gross”) and the amortization of acquired intangibles that are recorded in Ultimate’s unaudited condensed consolidated statements of operations for the periods indicated (in thousands):

	For the Three Months Ended March 31,
	2012	2011
Stock-based compensation expense:
Cost of recurring revenues	$513	$329
Cost of services revenues	501	376
Sales and marketing	1,674	1,797
Research and development	624	384
General and administrative	1,042	964
Total non-cash stock-based compensation expense	$4,354	$3,850

Amortization of acquired intangibles:
General and administrative	$–	$28

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
	As of	As of
	March 31,	December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$57,123	$46,149
Investments in marketable securities	8,321	7,584
Accounts receivable, net	51,084	56,186
Prepaid expenses and other current assets	23,356	22,944
Deferred tax assets, net	1,287	1,277
Total current assets before funds held for clients	141,171	134,140
Funds held for clients	332,529	118,660
Total current assets	473,700	252,800
Property and equipment, net	25,195	24,486
Capitalized software, net	1,427	1,765
Goodwill	3,025	3,025
Investments in marketable securities	1,585	1,546
Other assets, net	15,453	15,056
Deferred tax assets, net	20,077	20,142
Total assets	$540,462	$318,820
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,658	$6,265
Accrued expenses	15,555	11,589
Deferred revenue	82,234	83,416
Capital lease obligations	2,878	2,694
Total current liabilities before client fund obligations	106,325	103,964
Client fund obligations	332,529	118,660
Total current liabilities	438,854	222,624
Deferred revenue	2,689	3,147
Deferred rent	3,377	3,384
Capital lease obligations	2,379	2,175
Income taxes payable	1,866	1,866
Total liabilities	449,165	233,196

Stockholders’ equity:
Preferred Stock, $.01 par value	–	–
Series A Junior Participating Preferred Stock, $.01 par value	–	–
Common Stock, $.01 par value	305	302
Additional paid-in capital	246,613	242,100
Accumulated other comprehensive income (loss)	76	(57)
Accumulated deficit	(46,947)	(47,971)
	200,047	194,374
Treasury stock, at cost	(108,750)	(108,750)
Total stockholders’ equity	91,297	85,624
Total liabilities and stockholders’ equity	$540,462	$318,820

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THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	For the Three Months Ended
	March 31,
	2012	2011
Cash flows from operating activities:
Net income	$1,024	$328
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	3,011	2,859
Provision for doubtful accounts	133	560
Non-cash stock-based compensation expense	4,354	3,850
Income taxes	949	521
Excess tax benefits from employee stock plan	(894)	(382)
Changes in operating assets and liabilities:
Accounts receivable	4,969	1,366
Prepaid expenses and other current assets	(412)	(1,747)
Other assets	(397)	(293)
Accounts payable	(607)	1,878
Accrued expenses and deferred rent	3,959	459
Deferred revenue	(1,640)	(634)
Net cash provided by operating activities	14,449	8,765

Cash flows from investing activities:
Purchases of marketable securities	(4,700)	(4,000)
Maturities of marketable securities	3,920	3,992
Net purchases of client funds securities	(213,869)	(183,124)
Purchases of property and equipment	(2,211)	(3,995)
Net cash used in investing activities	(216,860)	(187,127)

Cash flows from financing activities:
Net proceeds from issuances of Common Stock	2,844	4,983
Excess tax benefits from employee stock plan	894	382
Shares acquired to settle employee tax withholding liability	(3,576)	(2,376)
Principal payments on capital lease obligations	(784)	(680)
Net increase in client fund obligations	213,869	183,124
Net cash provided by financing activities	213,247	185,433

Effect of foreign currency exchange rate changes on cash	138	62
Net increase in cash and cash equivalents	10,974	7,133
Cash and cash equivalents, beginning of period	46,149	40,889
Cash and cash equivalents, end of period	$57,123	$48,022

Supplemental disclosure of cash flow information:
Cash paid for interest	$69	$56
Cash paid for income taxes	$141	$267

Supplemental disclosure of non-cash financing activities:
Ultimate entered into capital lease obligations to acquire new equipment totaling $1,172 and $519 for the three months ended March 31, 2012 and 2011, respectively.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(In thousands, except per share amounts)

	For the Three Months Ended March 31,
	2012	2011

Non-GAAP operating income reconciliation:
Operating income	$2,088	$1,007
Operating income, as a % of total revenues	2.7%	1.6%
Add back:
Non-cash stock-based compensation expense	4,354	3,850
Non-cash amortization of acquired intangible assets	–	28
Non-GAAP operating income	$6,442	$4,885
Non-GAAP operating income, as a % of total revenues	8.2%	7.6%

Non-GAAP net income reconciliation:
Net income	$1,024	$328
Add back:
Non-cash stock-based compensation expense	4,354	3,850
Non-cash amortization of acquired intangible assets	–	28
Income tax effect	(1,679)	(1,396)
Non-GAAP net income	$3,699	$2,810

Non-GAAP net income, per diluted share, reconciliation: (1)
Net income, per diluted share	$0.04	$0.01
Add back:
Non-cash stock-based compensation expense	0.15	0.14
Non-cash amortization of acquired intangible assets	–	–
Income tax effect	(0.06)	(0.05)
Non-GAAP net income, per diluted share	$0.13	$0.10

Shares used in calculation of GAAP and non-GAAP net income per share:
Basic	26,394	25,594
Diluted	28,073	27,724

(1) The non-GAAP net income per diluted share reconciliation is calculated on a diluted weighted average share basis for GAAP net income periods.

Use of Non-GAAP Financial Information

This press release contains non-GAAP financial measures. Ultimate believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Ultimate’s financial condition and results of operations. Ultimate’s management uses these non-GAAP results to compare Ultimate’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to Ultimate’s Board of Directors. These measures may be different from non-GAAP financial measures used by other companies.

These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses are excluded from the non-GAAP financial measures.

To compensate for these limitations, Ultimate presents its non-GAAP financial measures in connection with its GAAP results. Ultimate strongly urges investors and potential investors in Ultimate’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures”) and not to rely on any single financial measure to evaluate its business.

Ultimate presents the following non-GAAP financial measures in this press release: non-GAAP operating income, non-GAAP net income and non-GAAP net income per diluted share. We exclude the following items from these non-GAAP financial measures as appropriate:

Stock-based compensation expense. Ultimate’s non-GAAP financial measures exclude stock-based compensation expense, which consists of expenses for stock options and stock and stock unit awards recorded in accordance with Accounting Standards Codification 718, “Compensation – Stock Compensation”. For the three months ended March 31, 2012, stock-based compensation expense was $4.4 million on a pre-tax basis. For the three months ended March 31, 2011, stock-based compensation expense was $3.9 million on a pre-tax basis. Stock-based compensation expense is excluded from the non-GAAP financial measures because it is a non-cash expenses that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion facilitates the comparison of results of ongoing operations for current and future periods with such results from past periods. For GAAP net income periods, non-GAAP reconciliations are calculated on a diluted weighted average share basis.

Amortization of acquired intangible assets. In accordance with GAAP, operating expenses include amortization of acquired intangible assets over the estimated useful lives of such assets. There was no amortization of acquired intangible assets for the three months ended March 31, 2012. For the three months ended March 31, 2011, the amortization of acquired intangible assets was $28 thousand. Amortization of acquired intangible assets is excluded from Ultimate’s non-GAAP financial measures because it is a non-cash expense that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion facilitates comparisons to its historical operating results and to the results of other companies in the same industry, which have their own unique acquisition histories.